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                                                                    Exhibit 99
                              NATIONSBANK, N.A.
              MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1995-A
  				                JUNE 1, 1997 THROUGH JUNE 30, 1997



A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance						                              $303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage			                              			28.11%
    (ii)  Class A-1 Notes Balance					                         	$85,300,000.00
    (iii) Class A-1 Notes Rate			                                   			5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage	                              					34.41%
    (ii)  Class A-2 Notes Balance			                        			$104,427,000.00
    (iii) Class A-2 Notes Rate				                                     		5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage				                              		33.47%
    (ii)  Class A-3 Notes Balance					                        	$101,576,574.00
    (iii) Class A-3 Notes Rate			                                     			6.10%
(E) Class B Certificates
    (i)   Class B Certificates Percentage		                          				4.00%
    (ii)  Class B Certificates Balance			                    			$12,137,649.00
    (iii) Class B Certificates Rate			                                			6.35%
(F) Servicing Fee Rate					                                             	1.00%
(G) Weighted Average Coupon (WAC)				                                  		8.51%
(H) Weighted Average Original Maturity (WAOM)	                	54.09   	months
(I) Weighted Average Remaining Maturity (WAM)				            		42.79   	months
(J) Number of Receivables                                         						32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage					               	2.00%
    (ii)  Reserve Account Initial Deposit					                  	$6,068,825.00
    (iii) Specified Reserve Account Balance (K(iii)(c)
          if 1.25% loss and delinq triggers hit -
          otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance					                      	2.00%
          (b) Percent of Remaining Pool Balance			                    			3.25%
          (c) Trigger Percent of Remaining Pool Balance			            			6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance			                               			$96,877,463.51
(B) Total Note and Certificate Pool Factor				                     		0.3192627
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance					                                   	$0.00
    (ii) Class A-1 Notes Pool Factor		                           				0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                                   					 $0.00
    (ii) Class A-2 Notes Pool Factor					                           	0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance				                          		$84,739,814.51
    (ii) Class A-3 Notes Pool Factor					                           	0.8342456
(F) Class B Certificates
    (i)  Class B Certificates Balance				                     		$12,137,649.00
    (ii) Class B Certificates Pool Factor			                      			1.0000000
(G) Reserve Account Balance					                                	$6,068,824.46
(H) Cumulative Net Losses for All Prior Periods			            			$1,599,834.67
(I) Net Loss Ratio for Second Preceding Period						                     0.83%
(J) Net Loss Ratio for Preceding Period                            						0.23%
(K) Delinquency Ratio for Second Preceding Period			                  			0.65%
(L) Delinquency Ratio for Preceding Period		                         				0.45%
(M) Weighted Average Coupon (WAC)			                                  			8.57%
(N) Weighted Average Remaining Maturity (WAM)             						27.19 		months
(O) Number of Receivables                                         						16,866

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                             					$6,111,546.43
    (ii)  Not Used			                                                  			0.00
    (iii) Repurchased Loan Proceeds Related to Principal					            	0.00
    (iv) Other Refunds Related to Principal			                         			0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections			                                			708,880.55
    (ii)  Repurchased Loan Proceeds Related to Interest					             	0.00
(C) Weighted Average Coupon (WAC)	                                  					8.57%
(D) Weighted Average Remaining Maturity (WAM)		              			26.51 		months
(E) Remaining Number of Receivables			                               			16,138
(F) Delinquent Receivables
				                                  Dollar Amount      		#  Units
                                      -------------        --------
    (i)   30-59 Days Delinquent       2,026,197 	   2.23%    	350      		2.17%
    (ii)  60-89 Days Delinquent		     		358,380     0.40% 	    69       	0.43%
    (iii) 90 Days or More Delinquent  		168,978     0.19%	     28        0.17%

(G) Repossessions
				                                  Dollar Amount      		#  Units
                                      -------------        --------
                                       	296,732    	0.33%     	38      		0.24%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income                         						$27,485.77
(B) Aggregate Net Losses before Liquidation Proceeds and
    Recoveries for Collection Period					                           	76,779.32
(C) Liquidated Receivables Information
    (i)   Not Used					                                                  	0.00
    (ii)  Not Used                                                  						0.00
    (iii) Recoveries on Previously Liquidated Contracts					        	21,623.98
(D) Aggregate Net Losses for Collection Period						                 55,155.34
(E) Actual Number of Days in Interest Period						                       29.00

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections                                     						$708,880.55
(B) Not Used					                                                        	0.00
(C) Repurchased Loan Proceeds Related to Interest						                   0.00
(D) Recoveries from Prior Month Charge Offs			                    			21,623.98
(E) Investment Earnings from the Reserve Account			               			27,485.77
(F) Total Interest Collections					                                	757,990.30

Principal:
(G) Principal Payments Received		                            				$6,111,546.43
(H) Not Used					                                                        	0.00
(I) Repurchased Loan Proceeds Related to Principal					                  	0.00
(J) Other Refunds Related to Principal			                              			0.00
(K) Total Principal Collections					                             	6,111,546.43

(L) Total Collections	                                      					$6,869,536.73


II. DISTRIBUTIONS			                                        					Per $1,000 of
 					 			                                                    Original Balance
                                                              ----------------
(A) Total Interest Collections						          $757,990.30
(B) Servicing Fee 						                       $80,731.22               		0.27

Interest                                                 								Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due	    	$0.00 	                 	0
    (ii)  Class A-1 Notes Monthly Interest Paid
          (after reserve fund draw)		             			0.00 	                 	0
    (iii)  Class A-1 Notes Monthly Interest
                                               ----------
           Shortfall (after reserve fund draw)						$0.00                  		0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due						$0.00                  		0
    (ii)  Class A-2 Notes Monthly Interest Paid
          (after reserve fund draw)		             			0.00                  		0
    (iii) Class A-2 Notes Monthly Interest
                                               ----------
          Shortfall (after reserve fund draw)	 					$0.00                  		0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due	$430,760.72 	      	4.240748696
    (ii)  Class A-3 Notes Monthly Interest
          Paid (after reserve fund draw)		  				430,760.72       		4.240748696
                                                ----------
    (iii)  Class A-3 Notes Monthly Interest
           Shortfall (after reserve fund draw)	 					$0.00 	                	0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest
          Due 					                            	$64,228.39       		5.291666667
    (ii)  Class B Certificates Monthly Interest
          Paid (after reserve fund draw)	   					64,228.39       		5.291666667
                                                 ---------
    (iii) Class B Certificates Monthly Interest
          Shortfall (after reserve fund draw)  						$0.00 	                	0
(G) Total Note and Certificate Interest Paid
    (after reserve fund draw)		            				$494,989.12
(H) Excess Interest					                      	$182,269.96

Principal
(I) Total Principal Collections		        				$6,111,546.43
(J) Draw on Reserve Fund for realized
    losses 					                                	76,779.32
(K) Total Amount Available for Principal
    Distribution 					                      	$6,188,325.75     		Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                  Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due		 			 0.00                 		0
    (ii)  Class A-1 Notes Monthly Principal
          Paid (after reserve fund draw)		        				0.00                 		0
                                                  --------
    (iii) Class A-1 Notes Monthly Principal
          Shortfall (after reserve fund draw)   						0.00                 		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due					 	0.00                 		0
    (ii)  Class A-2 Notes Monthly Principal Paid
          (after reserve fund draw)		             				0.00                 		0
                                                  --------
    (iii) Class A-2 Notes Monthly Principal
          Shortfall (after reserve fund draw)   						0.00                 		0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal
          Due	                                6,188,325.75       		60.92276503
    (ii)  Class A-3 Notes Monthly Principal
          Paid (after reserve fund draw)						6,188,325.75 	      	60.92276503
                                              ------------
    (iii) Class A-3 Notes Monthly Principal
          Shortfall (after reserve fund draw)   						0.00                 		0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal
          Due					                                   	0.00 	                	0
    (ii)  Class B Certificates Monthly Principal
          Paid (after reserve fund draw)	        					0.00                 		0
                                                   -------
    (iii) Class B Certificates Monthly Principal
          Shortfall (after reserve fund draw)	   					0.00                 		0
(P) Total Note and Certificate Principal
    Paid                                     	6,188,325.75
(Q) Total Distributions				                 		6,764,046.09
(R) Excess Servicing Releases from Reserve
    Account to Servicer				                   		105,490.64
(S) Amount of Draw from Reserve Account					    	76,779.32

(T) Draw from Reserve Account plus Total
    Available Amount					                    	6,946,316.05

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
                                          				Beginning		             End
	                                          			of Period		          of Period
                                            --------------      --------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance				      $96,877,463.51 	   	$90,689,137.76
    (ii)   Total Note  and  Certificate
           Pool Factor			                       	0.3192627         		0.2988689
    (iii)  Class A-1 Notes Balance			                	0.00 		             0.00
    (iv)   Class A-1 Notes Pool Factor		       		0.0000000          	0.0000000
    (v)    Class A-2 Notes Balance			                	0.00 	             	0.00
    (vi)   Class A-2 Notes Pool Factor       				0.0000000         		0.0000000
    (vii)  Class A-3 Notes Balance			       	84,739,814.51 		    78,551,488.76
    (viii) Class A-3 Notes Pool Factor	       			0.8342456 	        	0.7733229
    (ix)   Class B Certificates Balance				  12,137,649.00     		12,137,649.00
    (x)    Class B Certificate Pool Factor				   1.0000000         		1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)			          	8.57%	             	8.57%

    (ii)  Weighted Average Remaining
          Maturity (WAM) 	                  27.19  	months     	26.51 		months
    (iii) Remaining Number of Receivables			       	16,866 	           	16,138
    (iv)  Portfolio Receivable Balance				  $96,877,463.51 	    $90,689,137.76

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A) Beginning Reserve Account Balance							                    	$6,068,824.46
(B) Draw for Realized losses								                                 76,779.32
(C) Draw for Servicing Fee					                                        			0.00
(D) Draw for Class A-1 Notes Interest Amount							                      	0.00
(E) Draw for Class A-2 Notes Interest Amount							                      	0.00
(F) Draw for Class A-3 Notes Interest Amount							                      	0.00
(G) Draw for Class B Certificates Interest Amount							                 	0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates				 				76,779.32
(I) Excess Interest				                                         				182,269.96
(J) Reserve Account Balance Prior to Release							              	6,174,315.10

(K) Reserve Account Required Amount							                       	6,068,824.46

(L) Final Reserve Account Required Amount							                 	6,068,824.46

(M) Reserve Account Release to Servicer							                     	105,490.64

(N) Ending Reserve Account Balance							                        	6,068,824.46

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds
and Recoveries for Collection Period		                        						$76,779.32
(B) Liquidated Contracts
    (i)   Not Used						                                                		0.00
    (ii)  Not Used					                                                			0.00
    (iii) Recoveries on Previously Liquidated Contracts					      			21,623.98
(C) Aggregate Net Losses for Collection Period							               	55,155.34
(D) Net Loss Ratio for Collection Period (annualized)						            		0.71%
(E) Cumulative Net Losses for all Periods							                 	1,654,990.01
(F) Delinquent Receivables
                                				Dollar Amount 	      	#  Units
                                    -------------         --------
    (i)   30-59 Days Delinquent				   2,026,197   	2.23%    	350       		2.17%
    (ii)  60-89 Days Delinquent				     358,380 	  0.40%	     69    		   0.43%
    (iii) 90 Days or More Delinquent		 	168,978 	  0.19%	     28		       0.17%

(G) Repossessions
                               				Dollar Amount 	       	#  Units
                                   -------------          --------
                                    				296,732    	0.33%	    38 	      	0.24%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i)   Second Preceding Collection Period                             0.83%
    (ii)  Preceding Collection Period					                             		0.23%
    (iii) Current Collection Period					                              			0.71%
    (iv)  Three Month Average (Avg(i,ii,iii) 				                     			0.59%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More
    to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period						                       		0.65%
    (ii) Preceding Collection Period						                             		0.45%
    (iii) Current Collection Period						                              		0.58%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.56%

(C) Loss and Delinquency Trigger Indicator							       	Trigger was not hit




The undersigned officers of NationsBank, N.A., as servicer, pursuant to the
Sale and Servicing Agreement	hereby certify to the best of their knowledge
and belief that the above information is true and correct.


\s\ Carolyn F. Geiger	                				\s\ Leslie J. Fitzpatrick
--------------------  	                   -------------------------
Carolyn F. Geiger					                    Leslie J. Fitzpatrick
Vice President 					                      Senior Vice President
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